UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2004

KINTERA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50507	74-2947183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9605 Scranton Road, Suite 240 San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 795-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 (the “Amendment”) amends and supplements the current report on Form 8-K filed on December 3, 2004, by Kintera, Inc. (the “Company”), in connection with the completion of its acquisition of the issued and outstanding capital stock of American Fundware Holding Company, Inc., a Delaware corporation (“AFHC”), a wholly-owned subsidiary of Intuit Inc., a Delaware corporation (the “Acquisition”). As a result of the Acquisition, AFHC became a wholly-owned subsidiary of the Company and will be included in the consolidated financial results of the Company for periods from and subsequent to December 3, 2004. By this Amendment, the Company is filing the financial statements required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K, which were omitted from the Form 8-K as filed with the Securities and Exchange Commission on December 3, 2004 in accordance with Item 9.01(a)(4). Except as set forth in Item 9.01 below, no other changes are being made to our current report on Form 8-K filed on December 3, 2004.

The preceding description of the Acquisition is qualified in its entirety by reference to the complete text of the stock purchase agreement filed as an exhibit to the original filing on Form 8-K on December 3, 2004.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

American Fundware, Inc.’s audited financial statements for the year ended July 31, 2004 and unaudited financial statements pertaining to October 31, 2004 and for the three months ended October 31, 2004 and October 31, 2003 are attached hereto as Exhibit 99.1, and are incorporated herein by reference.

(b)	Pro forma financial information.

Kintera, Inc.’s unaudited condensed consolidated pro forma balance sheet as of September 30, 2004 and unaudited condensed consolidated pro forma statement of operations for the year ended December 31, 2003 and the nine months ended September 30, 2004 are attached hereto as Exhibit 99.2, and incorporated herein by reference.

As a result of the different fiscal year ends, the unaudited condensed consolidated pro forma statement of operations was prepared by combining AFHC results of operations for the nine months ended October 31, 2004 with the results of operations for the nine month period ended September 30, 2004 to conform to the nine month period presented. The unaudited condensed consolidated pro forma statement of operations for the twelve month period ended December 31, 2003 was prepared by combining AFHC results of operations for the twelve months ended January 31, 2004 with the results of operations for the twelve month period ended December 31, 2003 to conform to the twelve month period presented for Kintera, Inc.

(c)	Exhibits.

23.1 Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1 The audited financial statements of AFHC for the year ended July 31, 2004 and unaudited financial statements pertaining to October 31, 2004 and for the three months ended October 31, 2004 and October 31, 2003.

99.2 The unaudited condensed consolidated pro forma balance sheet for Kintera, Inc. as of September 30, 2004 and unaudited condensed consolidated pro forma statement of operations for the year ended December 31, 2003 and the nine months ended September 30, 2004.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KINTERA, INC.
(Registrant)

February 14, 2005	By:	/s/ James A. Rotherham

James A. Rotherham Chief Financial Officer

3